UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 2005

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                       INTERACTIVE BRAND DEVELOPMENT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            DELAWARE                       000-20958                86-0519152
(STATE OR OTHER JURISDICTION OF       COMMISSION FILE NO.          (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                                       ID NO.)

                               2200 SW 10TH STREET
                            DEERFIELD BEACH, FL 33442
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (954) 363-4400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                      INTERACTIVE BRAND DEVELOPMENT, INC.

                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

      We hereby amend our Current Report on Form 8-K filed on February 1, 2005, which announced the completion on January 21, 2005 of our acquisition of Media Billing Company, LLC, and, thereby Media Billing's wholly owned, active subsidiary, Internet Billing Company, LLC ("iBill") through the acquisition of all of the issued and outstanding ownership and membership interests from PHSL Worldwide, Inc.("PHSL") and certain of its affiliates , (each a "Seller" and collectively the "Sellers"). The purpose of this amendment is to file Media Billing Company, LLC & Subsidiary Consolidated Financial Statements as of December 31, 2004, together with Report of Independent Auditors and Pro Forma Financial Information (unaudited) for the resulting organization.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 2.01 of this current report is also responsive to this
Item 1.01 and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Securities Purchase Agreement By and Among Interactive Brand Development Inc., PHSL Worldwide, Inc.; and certain affiliates of PHSL Worldwide, Inc. and the Sellers of Media Billing Company LLC dated and effective January 21, 2005, Interactive Brand Development, Inc. acquired all the issued and outstanding ownership and membership interests in Media Billing Company, LLC (the "Acquisition"). The terms of the Acquisition are described in Registrant's original report on Form 8-K filed with the Commission on February 1, 2005.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the terms of the Securities Purchase Agreement, as amended through January 21, 2005, PHSL received in exchange for 100% of the equity of Media Billing Company LLC and its subsidiary iBill, 330,000 shares of the Company's Series D Preferred Stock at $100 per share convertible into 49.9% of the fully diluted shares of the Company's common stock on the date of conversion.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.
          Media Billing Company, LLC and subsidiary iBill Consolidated Financial Statements for the year ended December 31, 2004, together with Report of Independent Auditors are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)   Pro forma financial information.
          Pro Forma Financial Information (unaudited) presenting the effect of the Acquisition as if it had been completed on December 31, 2004 for the pro forma consolidated financial statements are attached hereto as
          Exhibit 99.2 and are incorporated herein by reference.


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

(c)  Exhibits -



Exhibit     Series D Preferred Stock Designation (previously filed)
4.1

Exhibit     Securities Purchase Agreement dated July 22, 2004 (filed on form 8-K
10.1        dated July 30,2004)

Exhibit     Securities Closing Agreement dated January 21, 2005
10.2        (previously filed)

Exhibit     Press Release dated January 21, 2005 (previously filed)
99.1

Exhibit     Media Billing Company, LLC & Subsidiary Consolidated Financial
99.2        Statements for the year ended December 1, 2004, together with Report of Independent Auditors


Exhibit
99.3        Pro Forma Financial Information (unaudited)

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Interactive Brand Development, Inc.
                                           (Registrant)

                                           /s/ Steve Markley
                                           -----------------------
DATE: June 9, 2005                         Steve Markley
                                           Chief Executive Officer

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